Filed pursuant to Rule 497(e)
File No. 333-92415

PIMCO Managed Accounts Trust (the “Trust”)

Supplement dated February 4, 2019 to the

Prospectus dated April 30, 2018,

as supplemented from time to time (the “Prospectus”)

Disclosure Regarding Fixed Income SHares: Series R (the “Portfolio”)

As of January 9, 2019, the Portfolio is jointly and primarily managed by Mihir Worah and Stephen Rodosky. Accordingly, effective immediately, all references to Jeremie Banet as a portfolio manager of the Portfolio are removed and the following changes are made to the Prospectus:

The paragraph in the “Investment Adviser/Portfolio Manager” section in the Portfolio’s Portfolio Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Portfolio. The Portfolio is jointly managed by Mihir Worah and Stephen Rodosky. Mr. Worah is CIO Real Return and Asset Allocation and Managing Director of PIMCO and has managed the Portfolio since December 2007. Mr. Rodosky is a Managing Director of PIMCO and has managed the Portfolio since January 2019.

In addition, effective immediately, disclosure concerning the Portfolio’s portfolio managers in the table in the “Management of the Funds—Individual Portfolio Managers” section of the Prospectus is deleted and replaced with the following:

Fund	Portfolio Manager	Since	Recent Professional Experience
FISH: Series R Portfolio	Mihir P. Worah	12/07

CIO Real Return and Asset Allocation and Managing Director, PIMCO. Mr. Worah is a portfolio manager and head of the real return and multi-asset portfolio management teams. Prior to joining PIMCO in 2001, he was a postdoctoral research associate at the University of California, Berkeley, and the Stanford Linear Accelerator Center, where he built models to explain the difference between matter and anti-matter. In 2012 he coauthored “Intelligent Commodity Indexing,” published by McGraw-Hill. He has investment experience since 2003 and holds a Ph.D. in theoretical physics from the University of Chicago.

FISH: Series R Portfolio	Stephen Rodosky	1/19	Managing Director, PIMCO. Mr. Rodosky joined PIMCO in 2001 and specializes in portfolio management of treasuries, agencies and futures.

Investors Should Retain This Supplement for Future Reference

PMAT_SUPP1_020419

Filed pursuant to Rule 497(e)
File No. 333-92415

PIMCO Managed Accounts Trust (the “Trust”)

Supplement dated February 4, 2019 to the

Statement of Additional Information dated April 30, 2018,

as supplemented from time to time (the “SAI”)

Disclosure Regarding Fixed Income SHares: Series R (the “Portfolio”)

As of January 9, 2019, the Portfolio is jointly and primarily managed by Mihir Worah and Stephen Rodosky. Accordingly, effective immediately, all references to Jeremie Banet are removed from the SAI.

In addition, the following information is added to the table and accompanying footnotes in the subsection titled “Other Accounts Managed by Portfolio Manager.”

	Total Number of Other Accounts	Total Assets of All Other Accounts (in $millions)	Number of Other Accounts Paying a Performance Fee	Total Assets of Other Accounts Paying a Performance Fee (in $millions)
Mr. Rodosky(2)
Registered Investment Companies	9	$8,682.19	0	$0.00
Other Pooled Investment Vehicles	0	$0.00	0	$0.00
Other Accounts	3	$442.96	0	$0.00

(2)	Mr. Rodosky co-manages FISH: Series R ($141.9 million)

In addition, effective immediately, the following sentences are added to the end of the paragraph immediately preceding the above table:

As of January 9, 2019, Fixed Income Shares: Series R is jointly and primarily managed by Mihir Worah and Stephen Rodosky. Information pertaining to accounts managed by Mr. Rodosky is as of December 31, 2018.

Investors Should Retain This Supplement for Future Reference

PMAT_SUPP2_020419